UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2018

NRG YIELD, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-36002	46-1777204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

804 Carnegie Center, Princeton, New Jersey 08540
 (Address of principal executive offices, including zip code)

(609) 524-4500
 (Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On May 4, 2018, in connection with the expiration of its universal shelf registration statement on Form S-3 (File No. 333-205140)  that was filed with the Securities and Exchange Commission (the “SEC”) on June 22, 2015 (the “Expiring Registration Statement”),  NRG Yield, Inc. (the “Company”) filed a new shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-224684) which became effective upon filing with the SEC on May 4, 2018. In connection with the filing of the Registration Statement, on May 4, 2018, the Company filed with the SEC a prospectus supplement (the “Prospectus Supplement”) relating to the Company’s existing “at the market offering” program (the “ATM Program”) which was previously registered under the Expiring Registration Statement. The Prospectus Supplement covers the offering of shares of the Company’s Class C common stock in the aggregate amount of  $99,309,116 that remain unsold under the ATM Program.  A copy of the opinion of Ballard Spahr LLP, relating to the legality of the shares, is filed as Exhibit 5.1 to this Current Report on Form 8-K and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 9.01 Financial Statements and Exhibits

(d)                                                         Exhibits

Exhibit Number	Document
5.1	Opinion of Ballard Spahr LLP
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Yield, Inc.
(Registrant)

	By:	/s/ Brian E. Curci
Brian E. Curci
Corporate Secretary

Dated: May 4, 2018